Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned does hereby certify that to his knowledge:

1.
the Nortek, Inc. (the "Company") Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2016 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Clarke
Name:	Michael J. Clarke
Title:	President and Chief Executive Officer
(Principal Executive Officer and Principal
Financial Officer)